Exhibit 99.1

GSV Capital Corp.

GSV Capital Corp. Reports Fourth Quarter and Fiscal Year 2015 Financial Results

Net Asset Value of $12.08 per Share as of December 31, 2015

WOODSIDE, Calif., March 10, 2016 (GLOBE NEWSWIRE) -- GSV Capital Corp. (“GSV Capital” or the “Company”) (Nasdaq:GSVC) today announced financial results for the quarter and fiscal year ended December 31, 2015.

Date	Net Assets (Millions)		Net Asset Value (per share)
As of December 31, 2015	$268.0	(1)	$12.08	(1)
As of September 30, 2015	$312.5		$16.17
As of December 31, 2014	$285.9		$14.80

(1)	The net assets of $268.0 million, or $12.08 per share, as of December 31, 2015, reflect the $3.16 cumulative per share effect of the distribution paid on December 31, 2015 to stockholders of record as of November 16, 2015.

“We were pleased to make our first distribution to stockholders since inception during the fourth quarter of 2015,” said Michael Moe, Chief Executive Officer of GSV Capital. “Looking forward, our focus remains on systematically identifying and investing in what we believe are the world’s most dynamic growth companies.”

Investment Portfolio as of December 31, 2015

At December 31, 2015, GSV Capital held positions in 48 portfolio companies with an aggregate fair value of $349.8 million. Excluding Treasuries, the Company’s three largest investments comprised 27.8% of its total portfolio at fair value, while its top ten portfolio company investments accounted for 55.2% of the total portfolio at fair value.

Top Ten Investments at December 31, 2015

$ in millions (rounded)	Fair Value	% of Total Portfolio
Palantir Technologies, Inc.	$56.4	16.1%
Dropbox, Inc.	22.2	6.4
Twitter, Inc.	18.5	5.3
Spotify Technology S.A.	16.2	4.6
Coursera, Inc.	14.4	4.1
Solexel, Inc.	14.0	4.0
PayNearMe, Inc.	14.0	4.0
Lyft, Inc.	14.0	4.0
Declara, Inc.	12.0	3.4
General Assembly Space, Inc.	11.5	3.3
Total (rounded)	$193.3	55.2%

GSV Capital Corp.

Of the five key investment themes GSV Capital has identified in its portfolio, Cloud Computing and Big Data is its largest commitment, constituting 35.3% of the total portfolio at fair value. Education Technology represents 28.2% of the total portfolio at fair value, and Social Mobile, Marketplaces and Sustainability represent 17.2%, 12.6% and 6.7% of the total portfolio at fair value, respectively.

Fourth Quarter 2015 Portfolio Investment Activity

In the fourth quarter of 2015, GSV Capital invested approximately $13.8 million, including follow-on investments of approximately $10.0 million in Spotify, $2.0 million in Declara, $1.2 million in GSV Sustainability Partners, $500,000 in EdSurge, and $25,000 in Circle Media.

Subsequent to fourth quarter-end, through March 10, 2016, GSV Capital invested approximately $5.0 million, including follow-on investments of approximately $2.5 million in Lytro, $2.0 million in Curious.com, and $500,000 in GSVlabs.

GSV Capital sold shares in the following portfolio companies subsequent to fourth quarter-end:

		Average
	Shares	Net Share	Net	Realized
Portfolio Company	Sold	Price [1]	Proceeds	Gain/(Loss) [2]	IRR

Lyft, Inc.	65,557	$25.00	$1,638,925	$974,224	62.3%
Bloom Energy Corporation	201,589	$14.75	2,973,438	(882,163)	(5.9%)
Total			$4,612,363	$92,061

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s).
(2)	Realized gains (losses) excludes any realized gains (losses) incurred on the maturity of GSV Capital’s treasury investments.

At quarter-end, and as of March 10, 2016, GSV Capital had no borrowings outstanding and $18.0 million of borrowing capacity available to it under its credit facility.

Fourth Quarter 2015 Financial Results

	Three Months Ended December 31, 2015		Three Months Ended December 31, 2014
	$ in millions (rounded)	per share	$ in millions (rounded)	per share
Net investment loss	$(4.7)	$(0.24)	$(1.7)	$(0.09)

Net realized gains/(losses)	$(0.0)	$(0.00)	$6.1	$0.31

(Provision)/benefit for taxes on net realized gains	-	-	$(2.5)	$(0.13)

Net change in unrealized depreciation of investments	$(13.5)	$(0.69)	$(15.5)	$(0.79)

(Provision)/benefit for taxes on unrealized appreciation/ depreciation of investments	$0.0	$0.00	$6.3	$0.33

Net decrease in net assets resulting from operations - basic	$(18.1)	$(0.94)	$(7.2)	$(0.37)

Weighted-average common basic shares outstanding were approximately 19.4 million for the three months ended December 31, 2015 and 19.3 million for the three months ended December 31, 2014.

GSV Capital Corp.

Fiscal Year 2015 Financial Results

	Fiscal Year Ended December 31, 2015		Fiscal Year Ended December 31, 2014
	$ in millions (rounded)	per share	$ in millions (rounded)	per share
Net investment loss	$(48.7)	$(2.52)	$(12.8)	$(0.66)

Net realized gains	$54.1	$2.80	$23.9	$1.24

(Provision)/benefit for taxes on net realized gains	$0.3	$0.02	$(9.8)	$(0.51)

Net change in unrealized depreciation of investments	$(13.4)	$(0.69)	$(5.8)	$(0.30)

(Provision)/benefit for taxes on unrealized appreciation/ depreciation of investments	$16.1	$0.83	$2.4	$0.12

Net increase/(decrease) in net assets resulting from operations - basic	$8.5	$0.44	$(2.1)	$(0.11)

Weighted-average common basic shares outstanding were approximately 19.3 million for the fiscal years ended December 31, 2015 and December 31, 2014.

GSV Capital’s liquid assets ended the quarter at $57.9 million, consisting of $13.3 million of cash, $18.0 million of unused borrowings available under the Company’s credit facility and $26.6 million of public securities not subject to lock-up agreements, $100,000 of which are subject to periodic sales restrictions.

Conference Call and Webcast

Management will hold a conference call and webcast for investors today at 2:00 p.m. PT (5:00 p.m. ET). The conference call number for U.S. participants is 800-467-8998, and the conference call number for participants outside of the United States is 1-719-325-2115. The conference ID number for both call numbers is 3594811. Additionally, interested parties can listen to a live webcast of the call from the “Investors” section of GSV Capital’s website at http://investors.gsvcap.com/. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed through March 17, 2016 by dialing 888-203-1112 (U.S.) or 1-719-457-0820 (international) and using conference ID number 3594811.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe, the Company seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

Follow GSV Capital on Twitter: @gsvcap

The GSV Capital Corp. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=12750

GSV Capital Corp.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of our future performance, condition or results of operations and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein, unless required to do so by law.

Contact

GSV Capital Corp.

(650) 235-4769

IR@gsvam.com

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2015	December 31, 2014
ASSETS
Investments at fair value:
Investments in controlled securities (cost of $21,830,392 and $17,933,651, respectively) (1)	$22,871,790	$18,819,335
Investments in affiliated securities (cost of $73,942,123 and $80,760,208, respectively) (1)	66,075,585	70,172,313
Investments in non-controlled/non-affiliated securities (cost of $197,577,328 and $202,417,830, respectively)	260,861,392	281,992,669
Investments in treasury bill (cost of $29,999,968 and $100,001,692, respectively)	30,000,000	100,000,056
Investments owned and pledged (amortized cost of $3,675,192 and $7,286,332, respectively) (2)	3,676,693	7,298,042
Total Investments (cost of $327,025,003 and $408,399,713, respectively)	383,485,460	478,282,415

Cash	13,349,877	3,472,880
Restricted cash	52,931	48,889
Due from:
GSV Asset Management (1)	220,770	204,825
Portfolio companies (1)	56,371	85,356
Interest and dividends receivable	97,183	26,671
Prepaid expenses and other assets	227,826	596,926
Deferred financing costs	2,300,225	2,928,134
Total Assets	399,790,643	485,646,096

LIABILITIES
Due to:
GSV Asset Management (1)	5,047,429	23,396
Accounts payable and accrued expenses	105,587	292,950
Accrued incentive fees (1)	17,314,565	14,137,899
Accrued management fees (1)	683,423	641,276
Accrued interest payable	1,056,563	1,139,458
Payable for securities purchased	26,499,357	90,001,692
Current taxes payable	-	134,733
Deferred tax liability	12,476,155	6,907,666
Line of credit payable	-	18,000,000
Convertible Senior Notes embedded derivative liability	-	1,000
Convertible Senior Notes payable 5.25% due September 15, 2018	68,596,619	68,462,353
Total Liabilities	131,779,698	199,742,423
Commitments and contingencies
Net Assets	$268,010,945	$285,903,673

NET ASSETS
Common stock, par value $0.01 per share
(100,000,000 authorized; 22,181,003 and 19,320,100 issued and outstanding, respectively)	$221,810	$193,201
Paid-in capital in excess of par	237,757,527	275,837,514
Accumulated net investment loss	(16,634,037)	(31,972,292)
Accumulated net realized gains on investments	2,681,342	496,782
Accumulated net unrealized appreciation of investments	43,984,303	41,348,468
Net Assets	$268,010,945	$285,903,673

Net Asset Value Per Share	$12.08	$14.80

(1)	This balance is a related-party transaction.
(2)	In accordance with the terms of the Company’s Convertible Senior Notes payable, the Company deposited $10,867,500 in an escrow account with U.S. Bank National Association, the trustee. These funds were used to purchase six U.S. Treasury Strips with an original cost of $10,845,236. As of December 31, 2015, four of the government securities purchased had matured and the proceeds were used by the trustee in accordance with the terms of the escrow agreement. At December 31, 2015, the remaining government securities are shown on the condensed consolidated statements of Assets and Liabilities as “Investments owned and pledged” with an amortized cost of $3,675,192.

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended	Year ended	Year ended
	December 31, 2015	December 31, 2014	December 31, 2013
INVESTMENT INCOME
Interest income from controlled securities (1)	$-	$10,233	$-
Interest income from affiliated securities (1)	214,420	130,021	23,615
Interest income from non-controlled/non-affiliated securities	29,695	44,805	2,256
Dividend income from affiliated securities (1)	-	-	13,008
Dividend income from non-controlled/non-affiliated securities	46,781	887	10,072
Total Investment Income	290,896	185,946	48,951

OPERATING EXPENSES
Management fees (1)	8,044,801	7,562,488	5,426,485
Incentive fees (1)	8,170,326	3,614,347	10,523,552
Costs incurred under Administration Agreement (1)	2,681,079	3,199,904	3,089,771
Directors’ fees	373,676	260,000	260,250
Professional fees	1,357,988	1,764,722	876,769
Interest and Credit Facility expense	4,961,169	5,503,843	1,278,997
Income tax expense	880,778	-	-
Other expenses	509,418	668,635	529,051
(Gain)/Loss on fair value adjustment for embedded derivative	(1,000)	(798,000)	99,000
Total Operating Expenses	26,978,235	21,775,939	22,083,875

(Provision)/Benefit for taxes on net investment loss (2)	(21,969,370)	8,810,102	13,159,268

Net Investment Loss	(48,656,709)	(12,779,891)	(8,875,656)

Net Realized Gains/(Losses):
From affiliated securities	(10,170,567)	10,419	(7,839,791)
From non-controlled/non-affiliated securities	64,314,796	23,915,705	(13,866,230)
Net Realized Gains/(Losses) on investments	54,144,229	23,926,124	(21,706,021)

(Provision)/Benefit for taxes on net realized
gain/loss on investments (2)	342,802	(9,769,036)	9,426,234

Net Change in Unrealized Appreciation/
(Depreciation) of investments:
From controlled securities	(627,139)	(662,619)	-
From affiliated securities	1,386,378	(6,867,225)	1,600,822
From non-controlled/non-affiliated securities	(14,181,484)	1,718,047	85,844,327
Net Change in Unrealized Appreciation/
(Depreciation) of investments	(13,422,245)	(5,811,797)	87,445,149

(Provision)/Benefit for taxes on unrealized
appreciation/depreciation of investments (2)	16,058,080	2,371,829	(30,906,063)

Net Increase/(Decrease) in Net Assets
Resulting from Operations	$8,466,157	$(2,062,771)	$35,383,643

Net Increase/(Decrease) in Net Assets Resulting
from Operations per Common Share
Basic	$0.44	$(0.11)	$1.83
Diluted (3)	$0.44	$(0.11)	$1.78

Weighted-Average Common Shares Outstanding
Basic	19,327,938	19,320,100	19,320,100
Diluted (3)	19,327,938	19,320,100	20,541,014

(1)	This balance is a related-party transaction.
(2)	Due to the Company’s change in tax status to a regulated investment company (“RIC”) from a C Corporation, the associated accrued benefits and provisions from previous years were reversed, resulting in a provision for net investment loss, a benefit for net realized gains, and a benefit for unrealized depreciation of investments for the year ended December 31, 2015.
(3)	For the years ended December 31, 2015, and 2014, respectively, 5,710,212 and 4,244,128 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

	Three months ended	Three months ended
	December 31,	December 31,
	2015	2014
Net asset value at beginning of period	$16.17	$15.17
Net investment loss	(0.24)	(0.09)
Realized gain/(loss)	-	0.31
(Provision)/benefit for taxes on net realized capital gains/losses	-	(0.13)
Change in unrealized appreciation/(depreciation)	(0.69)	(0.79)
(Provision)/benefit for taxes on unrealized appreciation/deprecation of investments	-	0.33
Cash dividends paid	(1.36)	-
Effect of shares issued including dilution	(1.80)	-
Net asset value at end of period	$12.08	$14.80

GSV Capital Corp.

GSV CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS – (continued)

									For the period from
									January 6, 2011
	Year ended		Year ended		Year ended		Year ended		(date of inception)
	December 31,		December 31,		December 31,		December 31,		to December 31,
	2015		2014		2013		2012		2011
Net asset value at beginning of year	$14.80		$14.91		$13.07		$12.95		$-
Issuance of common shares	-		-		-		1.91	(4)	14.67	(5)
Underwriters’ discount	-		-		-		(0.72)	(2)	(0.86)	(2)
Offering costs	-		-		-		(0.04	(2)	(0.19)	(2)
Net investment loss	(2.52)	(1)	(0.66)	(1)	(0.46)	(1)	(0.51)	(1)	(0.37)	(2)
Realized gain (loss)	2.80	(1)	1.24	(1)	(1.12)	(1)	(0.09)	(1)	-	(2)
(Provision)/Benefit for taxes on net realized capital gains/losses	0.02	(1)	(0.51)	(1)	0.49	(1)	-		-
Change in unrealized appreciation (depreciation)	(0.69)	(1)	(0.30)	(1)	4.53	(1)	(0.43)	(6)	(0.30)	(2)
(Provision)/Benefit for taxes on unrealized appreciation/deprecation of investments	0.83	(1)	0.12	(1)	(1.60)	(1)	-		-
Cash dividends paid	(1.36)		-		-		-		-
Effect of shares issued including dilution	(1.80)		-		-		-		-
Net asset value at end of year	$12.08		$14.80		$14.91		$13.07		$12.95

Per share market value at end of year	$9.37		$8.63		$12.09		$8.43		$13.95
Shares outstanding at end of year	22,181,003		19,320,100		19,320,100		19,320,100		5,520,100
		.		.
Ratio / Supplemental Data:
Net assets at end of year	$268,010,945		$285,903,673		$287,966,444		$252,582,801		$71,503,248
Average net assets	$296,560,393		$284,953,811		$250,121,052		$208,050,344		$44,532,523

Annualized Ratios
Ratio of gross operating expenses to average net assets (3)	9.10%		7.64%		8.83%		4.10%		5.01%
Ratio of net income tax provisions to average net assets (3)	(1.88)%		(0.50)%		(3.33)%		-%		-%
Ratio of net operating expenses to average net assets (3)	7.22%		7.14%		5.50%		4.10%		5.01%

Ratio of net investment loss to average net assets (3)	(16.41)%		(4.48)%		(3.55)%		(3.98)%		(4.64)%
Portfolio Turnover Ratio	8.30%		19.45%		2.89%		13.26%		N/A %

(1)	Based on weighted-average number of shares outstanding for the year.
(2)	Based on shares outstanding at end of period.
(3)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses are not annualized. For each of the years ended December 31, 2015, 2014, and 2013, respectively the Company did not incur any non-recurring expenses. For the year-end December 31, 2012, and for the period from January 6, 2011 (date of inception) to December 31, 2011, the Company incurred $0, and $198,831 of organizational expenses, respectively, which were deemed to be non-recurring. For the period from January 6, 2011 (date of inception) to December 31, 2011, average net assets were calculated starting from the issuance of 100 shares on February 28, 2011. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.
(4)	Issuance of common shares for the year ended December 31, 2012 is based on the change in net asset value from the secondary offerings on February 10, 2012 and May 11, 2012.
(5)	Issuance of common shares for the period from January 6, 2011 (date of inception) to December 31, 2011 is based on the weighted average offering price for the shares issued during the period.
(6)	Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.